UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026
Aurinia Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-36421	98-1231763
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#140, 14315 – 118 Avenue
Edmonton, Alberta
T5L 4S6
(250) 744-2487
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)Aurinia Pharmaceuticals Inc. (the "Corporation") held its annual general meeting of shareholders virtually on June 3, 2026 (the "2026 Meeting").
(b)The following proposals were voted upon at the 2026 Meeting and the final voting results with respect to each such proposal are set forth below:
Proposal 1: Based upon the following votes, the shareholders elected Kevin Tang, Jeffrey Bailey, Kathy Goetz, Craig Johnson and Tina S. Nova to serve as members of the Corporation's board of directors until the annual general meeting of shareholders to be held in 2027.

	Number of Shares			Percentage of Votes Cast
Nominee	For	Withheld	Broker Non-Votes	For	Against	Withheld/Abstain
Kevin Tang	68,889,411	2,434,090	16,049,984	96.59%	0.00%	3.41%
Jeffrey Bailey	67,990,723	3,332,778	16,049,984	95.33%	0.00%	4.67%
Kathy Goetz	68,840,807	2,482,694	16,049,984	96.52%	0.00%	3.48%
Craig Johnson	61,694,786	9,628,715	16,049,984	86.50%	0.00%	13.50%
Tina S. Nova	61,972,942	9,350,560	16,049,983	86.89%	0.00%	13.11%
Proposal 2: Based upon the following votes, the shareholders approved the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Corporation's independent registered public accounting firm until the annual general meeting of shareholders to be held in 2027 or until a successor is appointed.

Number of Shares			Percentage of Votes Cast
For	Withhold	Broker Non-Votes	For	Against	Withheld/Abstain
77,785,132	9,488,350	3	89.14%	0.00%	10.86%
Proposal 3: Based upon the following votes, the shareholders approved, on a non-binding advisory basis, a “say on pay” resolution regarding the Corporation's executive compensation.

Number of Shares				Percentage of Votes Cast
For	Against	Abstain	Broker Non-Votes	For	Against	Withheld/Abstain
66,398,971	4,315,143	609,384	16,049,987	93.10%	6.05%	0.85%

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 4, 2026

AURINIA PHARMACEUTICALS INC.

By:	/s/ Stephen P. Robertson
Name:	Stephen P. Robertson
Title:	Chief Legal Officer, Corporate Secretary and Chief Compliance Officer